First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
36mo Prepay

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	10	2,771,502.61	5.28	5.343	656	73.05
5.501 - 6.000	43	11,173,300.19	21.28	5.861	649	75.93
6.001 - 6.500	50	11,298,673.40	21.52	6.323	647	74.79
6.501 - 7.000	59	12,749,150.10	24.28	6.829	620	78.40
7.001 - 7.500	27	5,908,776.94	11.25	7.283	624	80.05
7.501 - 8.000	16	3,662,319.54	6.98	7.756	617	83.56
8.001 - 8.500	11	1,218,463.47	2.32	8.305	587	77.27
8.501 - 9.000	8	917,437.15	1.75	8.894	620	90.35
9.001 - 9.500	2	162,392.70	0.31	9.122	693	100.00
9.501 - 10.000	12	611,841.18	1.17	9.884	643	96.79
10.001 - 10.500	11	738,825.25	1.41	10.271	629	95.81
10.501 - 11.000	9	620,705.49	1.18	10.723	641	100.00
11.001 - 11.500	5	338,704.87	0.65	11.378	629	100.00
11.501 - 12.000	4	228,227.33	0.43	11.782	617	98.90
12.501 - 13.000	3	100,200.00	0.19	12.640	638	100.00

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	22	740,403.84	1.41	10.560	646	97.03
50,000.01 - 100,000.00	51	3,908,475.83	7.44	8.600	623	81.69
100,000.01 - 150,000.00	46	5,840,916.93	11.13	7.292	633	79.56
150,000.01 - 200,000.00	36	6,419,177.41	12.23	6.794	630	73.09
200,000.01 - 250,000.00	34	7,631,404.10	14.54	6.280	637	75.62
250,000.01 - 300,000.00	27	7,481,247.11	14.25	6.448	634	78.91
300,000.01 - 350,000.00	21	6,829,546.92	13.01	6.351	647	80.27
350,000.01 - 400,000.00	19	7,154,362.24	13.63	6.665	621	78.22
400,000.01 - 450,000.00	6	2,568,765.63	4.89	6.520	648	81.14
450,000.01 - 500,000.00	6	2,879,020.21	5.48	6.784	631	80.27
500,000.01 - 550,000.00	2	1,047,200.00	1.99	6.630	667	82.60

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 3/27 60 Month IO	61	15,986,253.59	30.45	6.495	647	80.10
30 Year Fixed	78	12,970,264.25	24.71	7.158	624	76.47
ARM 2/28 60 Month IO	27	7,351,965.16	14.00	6.217	628	80.20
ARM 3/27	29	5,171,187.22	9.85	7.106	607	75.35
ARM 5/25 120 Month IO	7	2,010,205.83	3.83	5.938	674	78.40
ARM 2/28	10	1,919,225.38	3.66	6.305	610	76.28
30 Year Fixed Balloon 30/15	34	1,780,757.81	3.39	10.742	648	99.35
30 Year Fixed 60 Month IO	7	1,722,351.04	3.28	6.962	663	73.97
ARM 5/25	6	1,331,547.20	2.54	6.514	659	74.09
ARM 5/25 60 Month IO	3	907,175.53	1.73	7.006	639	79.91
ARM 5/25 Balloon 40/30	2	500,566.61	0.95	6.601	617	79.77
ARM 5/25 84 Month IO	2	460,999.29	0.88	5.819	614	76.46
20 Year Fixed	2	236,530.01	0.45	6.497	665	46.87
15 Year Fixed	2	151,491.30	0.29	8.310	563	59.03

Total:	270	52,500,520.22	100.00	6.821	634	78.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
36mo Prepay

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	145	35,138,559.20	66.93	6.490	636	78.83
Fixed Fully Amortizing	89	15,080,636.60	28.72	7.136	629	75.54
Fixed Balloon	34	1,780,757.81	3.39	10.742	648	99.35
Adjustable Balloon	2	500,566.61	0.95	6.601	617	79.77

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	163	24,061,569.78	45.83	7.297	623	77.44
60	98	25,967,745.32	49.46	6.465	642	79.71
84	2	460,999.29	0.88	5.819	614	76.46
120	7	2,010,205.83	3.83	5.938	674	78.40

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	36	1,932,249.11	3.68	10.551	641	96.19
229 - 240	2	236,530.01	0.45	6.497	665	46.87
349 - 360	232	50,331,741.10	95.87	6.679	634	78.07

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	21	2,444,525.00	4.66	8.444	616	79.53
1	33	6,932,593.93	13.20	6.933	647	78.86
2	90	16,862,943.04	32.12	6.575	641	77.23
3	85	18,057,292.90	34.39	6.770	626	79.12
4	35	7,371,803.85	14.04	6.741	635	78.75
5	4	397,818.54	0.76	7.467	643	89.89
6	2	433,542.96	0.83	8.278	596	87.30

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	230	50,429,992.79	96.06	6.661	634	77.74
2	40	2,070,527.43	3.94	10.718	649	99.44

Total:	270	52,500,520.22	100.00	6.821	634	78.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
36mo Prepay

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	79,851.53	0.15	6.400	618	18.39
20.01 - 25.00	2	164,558.83	0.31	6.473	667	24.37
25.01 - 30.00	1	148,705.63	0.28	6.125	678	25.47
35.01 - 40.00	5	649,520.15	1.24	6.578	544	38.13
40.01 - 45.00	3	429,223.76	0.82	6.618	643	42.38
45.01 - 50.00	4	852,400.78	1.62	6.190	692	48.82
50.01 - 55.00	3	416,754.37	0.79	6.890	608	53.19
55.01 - 60.00	6	905,206.49	1.72	6.132	652	56.59
60.01 - 65.00	5	1,033,792.01	1.97	6.316	585	63.41
65.01 - 70.00	18	4,432,112.04	8.44	6.120	620	68.93
70.01 - 75.00	21	5,188,019.36	9.88	6.567	612	73.43
75.01 - 80.00	90	21,122,335.07	40.23	6.555	645	79.65
80.01 - 85.00	29	6,901,051.33	13.14	6.865	630	83.79
85.01 - 90.00	28	5,884,471.08	11.21	7.044	629	89.12
90.01 - 95.00	10	1,342,937.74	2.56	7.438	646	94.52
95.01 - 100.00	44	2,949,580.05	5.62	10.106	649	99.97

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	2	184,470.01	0.35	7.687	513	59.46
520 - 539	7	920,429.89	1.75	7.751	532	68.05
540 - 559	11	2,186,590.84	4.16	7.108	548	73.50
560 - 579	18	3,836,091.85	7.31	7.161	569	78.54
580 - 599	24	4,448,981.91	8.47	6.553	589	75.76
600 - 619	40	7,775,954.69	14.81	6.892	608	77.32
620 - 639	49	10,632,111.29	20.25	7.038	629	81.52
640 - 659	37	6,333,764.83	12.06	6.852	649	79.51
660 - 679	33	6,454,441.14	12.29	6.719	669	80.15
680 - 699	19	3,749,990.06	7.14	6.431	688	81.23
700 - 719	19	4,062,899.00	7.74	6.347	708	76.91
720 - 739	8	1,449,564.13	2.76	6.388	732	79.17
740 - 759	2	443,289.02	0.84	6.295	745	68.87
760 - 779	1	21,941.56	0.04	10.990	765	100.00

Total:	270	52,500,520.22	100.00	6.821	634	78.59

Min: 509
Max: 765
Weighted Average: 634

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	159	34,229,380.23	65.20	6.653	625	76.99
Purchase	99	16,264,166.32	30.98	7.181	655	82.08
Rate/Term Refinance	12	2,006,973.67	3.82	6.762	627	77.63

Total:	270	52,500,520.22	100.00	6.821	634	78.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
36mo Prepay

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	220	42,813,788.26	81.55	6.809	632	78.02
PUD	34	6,902,030.83	13.15	6.687	645	81.55
Condo	8	1,311,432.24	2.50	7.005	655	78.55
3-4 Unit	3	981,483.86	1.87	7.504	615	79.34
Duplex	3	277,916.23	0.53	7.412	708	80.43
Townhouse	2	213,868.80	0.41	8.476	622	91.78

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	157	29,803,578.79	56.77	6.631	628	78.32
Stated	113	22,696,941.43	43.23	7.070	642	78.95

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	257	50,018,553.17	95.27	6.823	632	78.79
Non-Owner Occupied	13	2,481,967.05	4.73	6.784	678	74.69

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	168	33,148,001.03	63.14	6.751	663	80.01
B	87	16,751,428.69	31.91	6.885	592	77.25
C	15	2,601,090.50	4.95	7.296	538	69.15

Total:	270	52,500,520.22	100.00	6.821	634	78.59

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
36mo Prepay

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	125	29,727,357.20	56.62	6.583	637	76.45
Nevada	17	3,825,885.16	7.29	6.497	636	80.65
Washington	14	3,114,383.74	5.93	6.566	649	80.68
Arizona	15	2,503,306.57	4.77	6.750	624	81.25
Pennsylvania	17	2,423,531.70	4.62	7.329	651	82.32
Florida	22	2,407,319.55	4.59	8.025	638	79.71
Virginia	11	2,401,512.05	4.57	7.172	601	79.63
Connecticut	4	881,490.58	1.68	6.719	641	75.08
Minnesota	6	875,843.12	1.67	7.091	669	85.30
Utah	3	589,217.39	1.12	6.989	607	81.87
Ohio	5	549,125.39	1.05	7.622	638	89.59
Illinois	1	481,604.13	0.92	6.990	602	74.50
Tennessee	5	400,314.88	0.76	8.451	604	88.02
Oregon	4	377,619.34	0.72	6.804	617	77.33
Michigan	4	347,575.75	0.66	7.940	618	83.68
Missouri	5	303,944.54	0.58	8.671	597	87.64
Colorado	3	289,896.58	0.55	7.981	630	82.54
Texas	2	250,733.71	0.48	8.530	584	93.59
New York	1	242,051.04	0.46	6.990	576	85.00
Indiana	3	195,161.09	0.37	8.858	610	90.68
Wisconsin	1	177,932.98	0.34	10.750	622	100.00
Idaho	1	95,738.22	0.18	6.500	642	80.00
Arkansas	1	38,975.51	0.07	8.325	612	55.71

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

36	270	52,500,520.22	100.00	6.821	634	78.59

Total:	270	52,500,520.22	100.00	6.821	634	78.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	1	215,056.65	0.60	5.550	681	77.14
4.001 - 4.500	3	788,091.07	2.21	5.537	691	74.14
4.501 - 5.000	10	2,529,896.06	7.10	5.770	661	76.26
5.001 - 5.500	27	6,983,669.00	19.60	5.884	651	77.12
5.501 - 6.000	46	11,230,576.38	31.51	6.258	640	79.84
6.001 - 6.500	24	6,084,453.33	17.07	6.757	637	79.12
6.501 - 7.000	21	5,333,224.68	14.96	7.250	608	81.08
7.001 - 7.500	8	1,614,753.89	4.53	7.617	587	76.32
7.501 - 8.000	3	416,618.59	1.17	8.513	609	74.13
8.001 - 8.500	1	121,240.53	0.34	8.310	575	85.00
8.501 - 9.000	2	143,945.63	0.40	9.521	586	97.40
9.501 - 10.000	1	177,600.00	0.50	10.200	539	82.60

Total:	147	35,639,125.81	100.00	6.491	636	78.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
36mo Prepay

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	4	1,008,921.20	2.83	6.181	652	80.00
11.501 - 12.000	7	1,954,182.34	5.48	6.071	645	77.99
12.001 - 12.500	18	4,763,470.20	13.37	5.824	658	76.58
12.501 - 13.000	41	10,250,303.36	28.76	6.010	650	78.27
13.001 - 13.500	23	5,686,705.56	15.96	6.437	646	78.77
13.501 - 14.000	27	6,935,276.92	19.46	6.975	614	80.93
14.001 - 14.500	17	3,858,964.24	10.83	7.394	598	79.31
14.501 - 15.000	3	309,537.77	0.87	7.919	641	78.64
15.001 - 15.500	2	295,120.00	0.83	8.364	608	67.59
15.501 - 16.000	4	399,044.22	1.12	9.147	609	89.32
17.001 - 17.500	1	177,600.00	0.50	10.200	539	82.60

Total:	147	35,639,125.81	100.00	6.491	636	78.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	10	2,771,502.61	7.78	5.343	656	73.05
5.501 - 6.000	38	10,149,955.68	28.48	5.857	651	78.01
6.001 - 6.500	32	7,959,060.15	22.33	6.339	646	79.27
6.501 - 7.000	33	7,763,265.42	21.78	6.813	625	80.54
7.001 - 7.500	17	4,219,992.04	11.84	7.308	616	80.14
7.501 - 8.000	7	1,536,079.29	4.31	7.783	598	80.23
8.001 - 8.500	5	662,626.40	1.86	8.278	584	72.23
8.501 - 9.000	3	324,060.90	0.91	8.949	616	88.01
9.501 - 10.000	1	74,983.32	0.21	10.000	575	95.00
10.001 - 10.500	1	177,600.00	0.50	10.200	539	82.60

Total:	147	35,639,125.81	100.00	6.491	636	78.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	145	35,267,223.99	98.96	6.487	636	78.84
5.000	2	371,901.82	1.04	6.892	630	80.00

Total:	147	35,639,125.81	100.00	6.491	636	78.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	57	13,287,667.60	37.28	6.751	638	79.55
1.500	90	22,351,458.21	62.72	6.336	635	78.43

Total:	147	35,639,125.81	100.00	6.491	636	78.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
36mo Prepay

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	22	5,551,845.58	15.58	6.241	635	80.40
22 - 26	15	3,719,344.96	10.44	6.226	607	77.87
27 - 31	1	360,000.00	1.01	7.875	575	84.71
32 - 36	89	20,797,440.81	58.36	6.623	638	78.84
52 - 56	2	492,506.83	1.38	6.039	704	80.00
57 - 61	18	4,717,987.63	13.24	6.354	648	77.26

Total: 147		35,639,125.81	100.00	6.491	636	78.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.